Exhibit 10.23

Prospectus

This document constitutes part of a
prospectus covering securities that
we have registered under the
Securities Act of 1933

PARSONS CORPORATION

2,000,000 Shares of Common Stock

Issuable under the Parsons Corporation Employee Stock Purchase Plan

This Prospectus relates to 2,000,000 shares of common stock (“Common Stock”) of Parsons Corporation (“Parsons” or the “Company”).  Pursuant to the Parsons Corporation Employee Stock Purchase Plan (as amended to date, the “Plan”), participants may buy our Common Stock at reduced prices through payroll deductions during each offering period.  Offering periods under the Plan are six-month periods. The terms and conditions of the Plan, including the prices of the shares of our Common Stock, are governed by the provisions of the Plan and the agreements issued under the Plan.  The Company is the issuer of the Common Stock under the Plan.  The Common Stock of the Company is listed on the New York Stock Exchange under the ticker symbol “PSN.”

The main features of the Plan are summarized in this Prospectus.  However, if there are any inconsistencies between this Prospectus and the Plan or the terms of any award, the Plan and the terms of the option or other award will always control.

_______________

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

_______________

You should rely only on the information contained in this document or that we have referred to you.  We have not authorized anyone to provide you with information that is different.  We are offering to sell, and seeking offers to buy, shares of Common Stock only in jurisdictions which permit offers and sales.  The information contained in this Prospectus is accurate only as of the date of this Prospectus.

Copies of the Plan and additional information about the Plan can be obtained without charge upon written or oral request to:  Secretary, Parsons Corporation, 5875 Trinity Parkway #300, Centreville, VA 20120; (703) 988-8500.

THE DATE OF THIS PROSPECTUS IS NOVEMBER  1, 2021

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AVAILABLE INFORMATION

The Company is subject to the reporting and information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files periodic reports, proxy statements and other information with the SEC.  Periodic reports, proxy statements and other information filed by the Company in accordance with the Exchange Act can be read and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549, and copies of which can be obtained from the SEC upon payment of prescribed fees.  Electronic reports, proxy statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) are publicly available through the SEC’s web site (http://www.sec.gov).  The Company’s Common Stock is listed on the New York Stock Exchange under the ticker symbol “PSN”.  Additional updating information with respect to the Company’s Common Stock may be provided in the future to grantees by means of appendices to this Prospectus or delivery of other documents.

The Company has filed with the SEC a Registration Statement on Form S-8 (including all amendments thereto, the “Registration Statement”) with respect to the securities offered hereby.  This Prospectus is a part of the Registration Statement and therefore does not contain all of the information set forth in the Registration Statement and the exhibits and schedules thereto.  For further information about the Company and the securities offered hereby, reference is made to the Registration Statement and the exhibits thereto, which may be read and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549, and copies of which may be obtained from the SEC upon payment of the prescribed fees.  The Registration Statement is also available through EDGAR at the SEC’s web site (http://www.sec.gov).

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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, which we have filed with the SEC, are incorporated by reference in this Prospectus:

•

The Company’s annual report on Form 10-K filed with the Commission for the most recent fiscal year, which contains the Company’s audited financial statements for the latest fiscal year for which such statements have been filed, filed pursuant to Section 13(a) of the Exchange Act;

•	The Company’s quarterly reports on Form 10-Q for the fiscal quarters ended during the current fiscal year, filed pursuant to Section 13(a) of the Exchange Act;
•	The Company’s current reports on Form 8-K for the current fiscal year, filed pursuant to Section 13(a) of the Exchange Act; and
•

The description of the Company’s common stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-07782) filed with the Commission on May 3, 2019, including any subsequently filed amendments and reports updating such description, and reports updating such description.

All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that the Company has sold all securities offered or which deregisters all securities then remaining unsold are deemed to be incorporated by reference in this Prospectus.  All such documents are deemed to be a part of this Prospectus from the respective dates of filing such documents.

Any statement contained in this Prospectus or in a document incorporated or deemed to be incorporated by reference in this Prospectus is deemed to be modified or superseded for the purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Prospectus modifies or supersedes such statement.  Any such statement so modified or superseded will not be deemed to constitute a part of this Prospectus except as so modified or superseded.

The Company will provide copies of all documents which it has incorporated into this Prospectus by reference (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference in such information) without charge to each person, including any beneficial owner, to whom the Company has delivered this Prospectus, upon a written or oral request.  The Company will also provide copies of this Prospectus, as amended or supplemented from time to time, any other documents (or parts of documents) that constitute part of the Prospectus under Section 10(a) of the Securities Act, or which Rule 428(b) under the Securities Act requires us to deliver, and its Annual Report to Stockholders, without charge to each such person, upon written or oral request.  Such persons should direct all requests to: Secretary, Parsons Corporation, 5875 Trinity Parkway #300, Centreville, VA 20120; Tel: (703) 988-8500.

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SUMMARY OF THE PLAN

The following information includes summaries of certain provisions of the Plan.  Because this is a summary, it does not contain all the information that may be important to you.  You should carefully read the entire Plan.

General

The Plan assists our eligible employees in acquiring our stock.  The Plan includes two components:  (a) a qualified “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Section 423 Component”), and (b) a non-Section 423 plan which is not intended to meet the requirements under Section 423 of the Code (the “Non-Section 423 Component”).

With the exception of the “special offering period” for eligible employees of BlackHorse Solutions, Inc. and its eligible subsidiaries, as described below under the section titled “Special Offering Period for Eligible Employees of BlackHorse Solutions, Inc. and its Subsidiaries,” the Plan authorizes the granting of options to eligible employees during six month offering periods commencing on January 1 and July 1 of each year that the Plan is in existence.  The first trading day of each offering period is the date on which options will be granted, referred to as the grant date, and the last trading day of each offering period is the date on which options will be exercised, referred to as the exercise date.

The Employee Retirement Income Security Act of 1974 does not govern the Plan.  In addition, the Plan does not qualify under Section 401(a) of the Code.

Because this is a summary, it does not contain all the information that may be important to you.  To the extent any provision of this summary is inconsistent with the terms of the Plan, the Plan will prevail.  You may obtain a copy of the Plan and additional information about the Plan, without charge, by written or oral request to us: Secretary, Parsons Corporation, 5875 Trinity Parkway #300, Centreville, VA 20120; Tel: (703) 988-8500.

Administration of the Plan

The Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”). Subject to the provisions of the Plan, the plan administrator determines the terms and conditions of the offerings under the Plan; provided, however, that all participants granted purchase rights in an offering which are intended to comply with Section 423 of the Code will have the same rights and privileges within the meaning of Section 423 of the Code. For purposes of the Plan, the plan administrator may designate separate offerings under the Plan, the terms of which need not be identical, in which eligible employees of one or more participating companies will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code.

The Committee may adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the Plan to facilitate participation in the Plan by employees who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code or is so designated by the Committee it will be considered part of the Non-Section 423 Component. The provisions of the Plan will govern any sub-plan unless superseded by the terms of such sub-plan.

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Shares Covered by the Plan

The Plan provides that an aggregate of 2,000,000 shares of Common Stock may be issued.  The Committee may make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Plan, the number of shares of Common Stock subject to outstanding options and the price per share of the outstanding options if there is any recapitalization, stock dividend, stock split or certain other similar changes in the Common Stock.  Shares issued under the Plan may be unissued shares or treasury shares or shares bought on the market for purposes of the Plan.

Offerings Under the Plan

The Committee may designate separate offerings under the Plan, the terms of which need not be identical (except as otherwise required by Section 423 of the Code), in which eligible employees of one or more participating companies will participate, even if the dates of the applicable offering period(s) in each such offering are identical, provided that the terms of participation are the same within each separate offering.

Rights to purchase shares granted under the Non-423 Component will be granted pursuant to separate offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Compensation Committee and designed to achieve tax, securities law or other objectives for eligible employees and participating companies located outside of the U.S.

Eligibility

Each of our employees and the employees of those of our subsidiary corporations or affiliates that have been designated by the Board as “participating companies” under the Plan may be eligible to participate in the Plan.  To be eligible, such an employee must be employed on the first day of an offering period.

The Committee may exclude from participation in the Plan or any offering:

•

any “highly compensated employee” of Parsons or any participating company (within the meaning of Section 414(q) of the Code), or any such highly compensated employee with compensation above a specified level, who is an officer and/or who is subject to the disclosure requirements of Section 16(a) of the Exchange Act,

•	any employee that has not met a service requirement designated by the Committee pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years),

•

any employee whose customary employment with the Company or any participating company is twenty hours or less per week and/or not more than five months per calendar year (or any lesser number of hours per week or months per calendar year designated by the Committee), and/or

•

any employee of a participating company who is a citizen or resident of a foreign jurisdiction if the grant of an option under the Plan to such employee would be prohibited under the laws of such foreign jurisdiction or the grant of an option to such employee in compliance with the laws of such foreign jurisdiction would cause the Section 423 Component of the Plan, any offering or the option granted to such employee under the Plan to violate the requirements of Section 423 of the Code, as determined by the Committee in its sole discretion (provided that any such exclusion be applied in an identical manner to all employees in each offering).

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The Committee has approved the following eligibility requirements, in addition to the other eligibility requirements set forth in the Plan:

•

an employee will not be eligible to participate in an offering period unless such employee has been an employee of the Company or any participating company for at least five months prior to the first day of such offering period,

•	any employee whose customary employment with the Company or any participating company is less than 17.5 hours per week will not be eligible to participate in the Plan, and

•	any employee whose customary employment with the Company or any participating company is for less than five months per calendar year will not be eligible to participate in the Plan.

No option may be granted under the Plan to an employee who immediately after the granting of the option would own stock (including stock which the individual may purchase under outstanding options) possessing more than 5% of the total voting power or value of all classes of our stock or any parent or subsidiary corporation. In addition, no employee may be granted an option which would permit his or her rights to purchase stock under all of Parsons’s, or any parent or subsidiary corporations, employee stock purchase plans, to accrue at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which the option is outstanding, as determined under the Code.  If by reason of this limitation any portion of the balance in a participant’s account is not applied to the purchase of stock on an exercise date, we will pay such amount to the participant in cash as soon as reasonably practicable following such exercise date.

The foregoing eligibility rules will apply in determining who is an eligible employee with respect to the Non-Section 423 Component, subject to applicable local laws and the right of the Committee to further limit eligibility within a participating company so as to only designate some employees of that participating company as eligible to participate in the Plan.

If you are employed by a participating company, you will be eligible to participate in the Section 423 Component or the Non-Section 423 Component in accordance with the designation of your employer as either a Section-423 Component participating company or Non-Section 423 Component participating company.  Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the Plan.

Election to Participate; Grant of Options; Payroll Deductions

You may participate in the Plan by means of payroll deductions.  To start the appropriate deductions, you must submit a completed and executed payroll deduction authorization to us before any date of an option grant (or such shorter or longer period as may be determined by the Co Committee).  Once you indicate your interest in participating in the Plan, we reduce your eligible cash compensation through payroll deductions in an amount not to exceed 10% of your “eligible compensation” and not to be less than 1% of your eligible compensation (or $10.00 if a specified dollar amount is selected), as elected by you.

You may decrease or suspend, but not increase, the rate of your payroll deductions once during an offering period.  The change in rate shall be effective with the first full payroll period following our receipt of the new payroll deduction authorization.  You may increase the rate of your payroll deductions for any future offering period by submitting a new payroll deduction authorization within the time frame specified by the Company.

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The amounts withheld are credited to your account under the Plan, with payroll deductions being contributed to us upon the exercise your option.  The Committee retains the discretion to adjust the minimum and maximum payroll deduction limitations, to establish rules for the determination of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and to determine the date and manner by which the fair market value of the Common Stock is determined for purposes of administration of the Plan.

In non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited, the Committee may provide that an eligible employee may participate through contributions to his or her account under the Plan in a form acceptable to the Committee.

For purposes of the Plan, your “eligible compensation” means your base pay, overtime payments and shift differentials, but excluding sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments, or, for participants in non-U.S. jurisdictions, equivalent amounts as determined by the Committee.  The Committee may, in its discretion, establish a different definition of “eligible compensation” on a prospective basis, so long as such determination applies on a uniform and nondiscriminatory basis for each offering.  If you are a participant resident in certain countries in the Middle East participating in the Non-Section 423 Component, your “eligible compensation” means your base pay only.

Exercise of Options

You will automatically be deemed to exercise your option on the last trading day of the applicable six-month offering period at the applicable exercise price.  Each option will expire on the last trading day of the applicable six-month offering period immediately after the automatic exercise of the option as outlined above. The maximum number of shares of Common Stock subject to any option cannot exceed 3,000.  If by reason of this limitation any portion of the balance in a participant’s account is not applied to the purchase of stock on an exercise date, we will pay such amount to the participant in cash as soon as reasonably practicable following such exercise date, unless otherwise required by local law for participants in non-U.S. jurisdictions. The Committee may further limit the number or value of the shares of stock available for purchase by participants in specified countries or working for specified participating companies, if necessary to avoid securities law filings, achieve tax objectives or to meet other compliance objectives in non-U.S. jurisdictions.  Any such limitations must be applied in a manner that complies with Section 423 of the Code to the extent such limitations apply to offerings under the Section 423 Component.

You may not purchase fractional shares upon exercise of an option, and any funds credited to your account remaining after purchases of whole shares of Common Stock upon exercise of an option will remain credited to your account and carried forward for purchase of whole shares of Common Stock pursuant to the exercise of an option, if any, granted to you for the next offering period.

As soon as practicable following the exercise of your option, Parsons will deliver to you the whole shares of Common Stock purchased by you.  The shares may be evidenced in such manner as the Committee may determine and may be issued in certificated form or issued pursuant to book-entry procedures.  Parsons may permit or require that shares be deposited directly with a broker designated by Parsons or to a designated agent of Parsons.  Parsons may utilize electronic or automated methods of share transfer.  Parsons may also require that shares be retained with such broker or agent for a designated period of time and/or may establish procedures to permit tracking of dispositions of shares.

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Option Price

The per share exercise price of each option will be an amount equal to 95% of the fair market value of a share of Common Stock on the date of exercise.

The Committee may change the exercise price for future offering periods, but the exercise price per share at which shares will be sold in an offering under the Plan will never be less than the lower of (1) 85% of the fair market value of a share of the Company's common stock on the exercise date or (2) 85% of the fair market value of a share of the Company's common stock on the grant date.

For purposes of the Plan, the fair market value of a share of our Common Stock as of a given date will be the closing price of our Common Stock on such date as reported on the New York Stock Exchange or, if shares were not traded on that date, then on the most recent trading day during which a sale occurred.

Termination of Employment

If your employment terminates by reason other than death, your participation in the Plan will automatically terminate as of the date of termination of employment, as determined in accordance with the Plan document.  As soon as reasonably practicable after termination of employment, Parsons will pay you the balance of your account under the Plan.  If the employment of a participant terminates by reason of death, the appropriate designated individual under the deceased participant's will or estate may request payment of the balance of the deceased participant's account under the Plan, in which event we will pay the amount, and the deceased participant's interest in the Plan and any option under the Plan will terminate.  If we do not receive the notice prior to the end of the applicable offering period, the deceased participant's option will be exercised.

A transfer of employment from one participating company to another will not be treated as a termination of employment under the Plan.  If a participant transfers employment from Parsons or any participating company participating in the Section 423 Component to a participating company participating in the Non-Section 423 Component, he or she will immediately cease to participate in the Section 423 Component; however, any contributions for the offering period in which such transfer occurs will be transferred to the Non-Section 423 Component, and the participant will immediately join the then-current offering under the Non-Section 423 Component upon the same terms and conditions in effect for his or her participation in the Section 423 Component, except for modifications otherwise applicable for participants in such offering.  A participant who transfers employment from a participating company participating in the Non-Section 423 Component to Parsons or any participating company participating in the Section 423 Component shall remain a participant in the Non-Section 423 Component until the earlier of (a) the end of the current offering period under the Non-Section 423 Component, or (b) the grant date of the first offering period in which he or she is eligible to participate following such transfer.

No Right to Continued Employment

Nothing in the Plan confers upon any participant any right to remain an employee of Parsons or any participating company or interferes with or restricts in any way the rights of Parsons or any participating company to discharge any participant for any reason whatsoever.

Withdrawal from the Plan

You may withdraw from participation under the Plan at any time by delivering a notice of withdrawal, on a form prepared by Parsons, to Parsons within 10 days prior to the exercise date during the applicable offering period as is specified by the Committee.  As soon as reasonably practicable following receipt of a notice of withdrawal, we will pay you the balance of your account under the Plan in one lump sum, without

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interest, unless otherwise required by local law for participants in non-U.S. jurisdictions.  If you withdraw from participation under the Plan, you will be eligible to participate in the Plan again as of any subsequent date of option grant by delivering a payroll deduction authorization to Parsons as described above under "Election to Participate; Grant of Options; Payroll Deductions."

Leaves of Absence

In the event of certain approved leaves of absence, you will not be deemed to have ceased to participate in the Plan.  In the event of an approved leave of absence that meets certain requirements under the Code, payroll deductions may continue, if such leave is paid, or in the case of an unpaid leave will be suspended and, at your election, you may make cash payments to Parsons on your normal payday, in lieu of payroll deductions, in the amount of payroll deduction for the payday immediately prior to your leave of absence.  Different rules may apply to employees outside of the U.S.

Use of Funds; Payment of Interest

All funds received or held by us under the Plan may be used for any corporate purpose, except for funds under offerings in which the local law of a non-U.S. jurisdiction requires that contributions to the Plan by participants be segregated from Parsons’s general corporate funds and/or deposited with an independent third party for participants in non-U.S. jurisdictions.

No interest will be paid to any participant or credited to any participant’s account under the Plan with respect to funds collected by Parsons, except as may be required by local law in a non-U.S. jurisdiction.

Tax Obligations

You are responsible for any tax consequences arising from your participation in the Plan, including the issuance, sale or disposition of shares.  Parsons or your employer will withhold taxes according to the requirements under the applicable laws, including under the laws of the U.S., whether at the federal, state or local level, or under the laws of the applicable non-U.S. jurisdiction.  The Committee may implement appropriate procedures to ensure that such tax withholding obligations are met, including, without limitation, increased withholding from your current compensation, cash payments to Parsons or another participating company by you, or a sale of a portion of the stock purchased under the Plan, which sale may be required and initiated by Parsons.

Foreign Employees

The Committee may adopt such sub-plans or appendices relating to the operation and administration of the Plan as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed in non-U.S. jurisdictions, which sub-plans or appendices may be designed to govern offerings under the Section 423 Component or the Non-Section 423 Component. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the exclusion of particular subsidiaries from participation in the Plan, eligibility to participate, the definition of “eligible compensation,” handling of payroll deductions or other contributions by participants, payment of interest, conversion of local currency, data privacy security, payroll tax, withholding procedures, establishment of bank or trust accounts to hold payroll deductions or contributions, determination of beneficiary designation requirements, and handling of stock certificates.  The Committee is not required to obtain the approval of the stockholders of the Company prior to the adoption, amendment or termination of any such sub-plan, appendix, rules or procedures.

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Rights as a Stockholder

You will not have any rights as a stockholder as to the shares of Common Stock covered by an option until the shares have been issued and delivered to your account following the exercise of an option.  No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date of the issuance.

Options Not Transferable

You may not transfer or assign any option granted under the Plan except by will or the laws of descent and distribution.  During your lifetime, an option may be exercised only by you.

Amendment, Suspension and Termination

The Board may amend, suspend or terminate the Plan at any time. The Board may not, without prior stockholder approval, amend the Plan to increase the maximum number of shares of Common Stock subject to the Plan, amend the Plan in any manner which would cause the Section 423 Component to cease to be an “employee stock purchase plan” under Section 423 of the Code, or amend the Plan in any manner that would require the approval of the Company's stockholders under applicable law or the rules of the New York Stock Exchange.

In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may modify or amend the Plan to reduce or eliminate such accounting consequence.  Such modifications or amendments will not require stockholder approval or the consent of any Purchase Plan participants.

Corporate Transactions

In the event of certain significant transactions or a change in control, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee may provide for (1) either the replacement or termination of outstanding rights in exchange for cash or other property, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants' accumulated payroll deductions to purchase stock on a new exercise date prior to the next exercise date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights. No adjustment or action shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.

Share Proration

Should the total number of shares of Common Stock which are to be purchased under outstanding options on any particular exercise date exceed the number of shares then available for issuance under the Plan, the Committee may make a pro rata allocation of the available shares in as nearly a uniform manner as possible, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock prorated to such individual, shall be refunded to such participant as soon as reasonably practicable following such exercise date, unless otherwise required by local law for participants in non-U.S. jurisdictions.

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Equal Rights and Privileges

All participants in offerings under the Section 423 Component will have equal rights and privileges so that the Section 423 Component of the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder, except for differences approved by the Committee pursuant to the Plan that are consistent with that intention.  Any provision of the Section 423 Component that is inconsistent with Section 423 of the Code will, without further act or amendment by Parsons or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code or applicable Treasury Regulations.  Participants participating in the Non-Section 423 Component need not have the same rights and privileges as employees participating in the Section 423 Component.

Notification of Disposition

If you are a participant in the Section 423 Component, you must give prompt notice to us of any disposition or other transfer of any shares of Common Stock purchased upon exercise of an option if the disposition or transfer is made:

•	Within two years from the date of the grant of the option, or

•	Within one year after the transfer of the shares of Common Stock to you upon exercise of an option.

Certain Restrictions on Resale

Purchases and sales of Common Stock by our directors and officers and beneficial owners of more than 10% of the outstanding shares of Common Stock (including shares acquired under the Plan or otherwise) may, under certain circumstances, subject such persons to reporting and/or liability under Section 16 of the Exchange Act.  If you are an officer or director of the Company, or beneficial owner of more than 10% of the outstanding shares of Common Stock, you are advised to consult with your own legal advisor regarding the reporting requirements under Section 16 of the Exchange Act that may be applicable to awards granted to you under the Plan and before engaging in transactions involving any Common Stock.

If you are not considered our “affiliate,” as defined in Rule 144 under the Securities Act, you may resell the shares of Common Stock acquired under the Plan without restriction (subject to compliance with Section 16(b) under the Exchange Act).  If you are considered our “affiliate,” which is likely if you are either a director or an officer, you may resell such shares in compliance with the requirements of Rule 144 under the Securities Act without registration; however, you will be subject to the volume limitation and manner of sale restrictions set forth in Rule 144 under the Securities Act.

If, however, you are an employee, director, officer or beneficial owner of more than 10% of the outstanding shares of Common Stock and are aware of material inside information regarding us or any aspect of our business, you cannot sell shares of Common Stock, whether purchased through the Plan or otherwise, before the information has been disseminated by us to the public.  Generally, “material inside information” is information that is both important to us (e.g., may impact our stock price) and nonpublic (not yet disclosed through press releases, newspaper articles or otherwise to the public which buys and sells securities).

Additionally, if you are a director, officer or employee, under our insider trading policy you are generally prohibited from purchasing or selling any security of the Company, including shares of Common Stock acquired through the Plan, during the period beginning two weeks before the end of any fiscal quarter

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of the Company and ending two days after the public release of earnings data for such fiscal quarter.  Further information about our insider trading policy may be obtained by contacting the Company at the following address: Secretary, Parsons Corporation, 5875 Trinity Parkway #300, Centreville, VA 20120; Tel: (703) 988-8500.

You are advised to consult with your own legal advisor about the applicability and effect of these restrictions on you.

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SPECIAL OFFERING PERIOD FOR ELIGIBLE EMPLOYEES OF BLACKHORSE SOLUTIONS, INC. AND ITS SUBSIDIARIES

The Committee has approved a special offering period under the Plan for eligible employees of BlackHorse Solutions, Inc. and its eligible subsidiaries.  This special offering period will be under the Section 423 Component of the Plan and will commence on November 1, 2021, and end on December 31, 2021.  After the termination of this special offering period, eligible employees of BlackHorse Solutions, Inc. and its eligible subsidiaries will be eligible to commence participation in offering periods under the Plan on the same terms as other eligible employees.  The terms and conditions of this special offering period, other than the length of the offering period, will be generally consistent with the terms and conditions described in this prospectus.

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FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE PLAN

The Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code.

The following is a general summary under current law of the material United States federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply, which are subject to change, and is provided only for general information. Some kinds of taxes, such as foreign taxes and state and local income taxes, are not discussed. Please see the addendum to this Prospectus for information regarding tax consequences to certain foreign tax-resident participants in the Plan.

Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary does not discuss all aspects of income taxation that may be relevant to participants in light of their personal investment circumstances.  The following summary assumes that you will participate in the Section 423 Component of the Plan.

This summarized tax information is not tax advice.  You are advised to consult your own advisor as to the specific tax consequences of participating in the Plan.

Grant of Right; Exercise of Right

You will generally not recognize taxable income on the date you are granted a purchase right under the Plan (i.e., the first trading day of the Offering Period), nor will you recognize taxable income on the date the right is exercised (i.e., the last trading day of the Offering Period).

Sale of Common Stock

You will be taxed on the shares of Common Stock you purchase under the Plan when you sell or otherwise dispose of such shares.  Generally, you will owe federal income tax on the difference between what you paid for the Common Stock and the price at which you sold the Common Stock. The amount of tax will depend on your personal tax situation and the characterization of any profit or loss on the sale as ordinary income or capital gain or loss, or a combination of ordinary income and capital gain or loss.

The characterization of the gain or loss you recognize will vary and will depend upon how long you held the Common Stock before you sold (or “disposed” of) it. Your disposition will be either a “qualifying disposition” or a “disqualifying disposition,” as discussed below.

Disqualifying Disposition

Generally, a “disqualifying disposition” will occur if you transfer your Common Stock in a “disposition” (as described below) within either:

•	two years after the first trading day of the Offering Period in which you purchased the Common Stock, or the grant date; or

•	one year after the transfer of the Common Stock to you (generally the exercise date).

In such a disqualifying disposition, the difference between (1) the fair market value of the Common Stock on the exercise date (the “Exercise Date Value”) and (2) the price at which the Common Stock was purchased (the “Option Price”) will be characterized as ordinary income, and the balance of the gain (if

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any)—the difference between the sale price and the Exercise Date Value—will be characterized as capital gain.

If you sell or otherwise dispose of the Common Stock in a disqualifying disposition for an amount less than the Exercise Date Value, you generally will be deemed to have received ordinary income equal to the difference between the Exercise Date Value and the Option Price, as described above. However, you generally will be able to report a capital loss equal to the difference between the sale price in the disqualifying disposition and the Exercise Date Value. Thus, you will have ordinary income and a capital loss in the same year, and you may not be able to offset fully the income with the loss.

Qualifying Disposition

Generally, if you transfer your Common Stock in a qualifying disposition (i.e., after expiration of both time periods described above for a disqualifying disposition), or if you die while owning the Common Stock, then any gain will be characterized as ordinary income only to the extent of the lesser of the gain recognized on the qualifying disposition or an amount equal to the applicable discount from the fair market value of the Common Stock on the first day of the Offering Period in which you purchased the Common Stock. Any recognized gain in excess of the amount characterized as ordinary income will be treated as long-term capital gain.

If you make a qualifying disposition that results in a loss, there will be no recognition of ordinary income and you will have a long-term capital loss equal to the difference between the sale price in the qualifying disposition and the Option Price.

Disposition of Stock for Tax Purposes

A disposition generally includes any sale, exchange, gift or transfer of legal title. Certain transactions are excluded, including a pledge or a transfer by bequest or inheritance, or certain transfers to a spouse or former spouse incident to a divorce. As this is a complicated area, you should consult your tax advisor for the consequences of your disposition of Common Stock.

The Company’s Deduction

The Company (or any subsidiary of the Company that employs you) is entitled to a tax deduction only to the extent that you recognize ordinary income.

Other Tax Consequences

The Company will be entitled to deduct from other compensation payable to you of any sums required by federal, state or other tax law to be withheld with respect to the purchase of Common Stock under the Plan or any sale of such Common Stock.

The Company recommends that you consult your personal tax advisors with respect to the federal, foreign (if applicable), state and local tax aspects of rights granted under the Plan, the exercise of such rights and any subsequent dispositions of Common Stock acquired under the Plan.

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ADDENDUM REGARDING CERTAIN NON-UNITED STATES TAX CONSEQUENCES

The following is a general summary under current law of the material income tax consequences to certain foreign (outside of the United States) tax-resident participants in the Plan.  This summary deals with general tax principles that apply and is provided only for general information.  Tax laws are complex and subject to change and may vary depending upon individual circumstances and from locality to locality.  This Addendum does not discuss all aspects of income taxation that may be relevant to participants in light of their personal investment circumstances.  This Addendum is not intended to address the tax implications for participants who work in more than one country over the period between grant and exercise of rights under the Plan. Additionally, some aspects of the tax consequences on rights granted under the Plan are dependent on the relationship between the Company and its local subsidiary located in the country in which you reside.  This relationship may change in the future and this information therefore may be subject to change.

This summarized tax information is not tax advice.  You are advised to consult your own advisor as to the specific tax consequences of participating in the Plan.

Bahrain

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You most likely will not recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) as, generally, income tax does not apply to the purchase right. At the time of exercise of the purchase rights, it is unclear (although unlikely) whether you will be subject to social insurance contributions as your equity award is not part of your salary on the difference (or spread) between the fair market value of the shares on the date of exercise and the purchase price.

Tax Payment and Filing Obligations

Assuming income tax does not apply to your purchase of the shares, you are not required to report anything on your tax returns.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, not be subject to any additional tax.

Our Deduction

In most cases, no income tax applies to the purchase rights, so the Company and your local subsidiary are not entitled to any deductions.

Company Reporting Obligations

To the extent you recognize taxable income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, however, it is unlikely income tax will be recognized by you, so withholding and reporting by the Company is unlikely to be required.

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Canada

Nature of Plan

The Plan is an employee stock purchase plan or “ESPP”. For greater certainty, it should be noted that the Plan will be treated as an ESPP in Canada regardless of the references in the Plan to the grant of “options”.

Grant of Option

You will generally not recognize taxable income on grant of an option to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will generally recognize taxable income on the date you exercise the purchase right (i.e., the last trading day of each offering period) in an amount equal to the difference between the market value of the shares of Common Stock on that day and the exercise price (i.e., the discount).  You will also be subject to Canada Pension Plan (“CPP”) contributions on this amount (to the extent the annual limit has not been reached) and other applicable payroll taxes.

Tax Payment and Filing Obligations

Prior to the exercise date of the purchase right under the Plan (i.e., the last trading day of each offering period), you must make arrangements satisfactory to your employer, including your payment in cash, to satisfy any tax withholding obligations and CPP contributions (to the extent the annual limit has not been reached) that arise under applicable law with respect to the exercise of the purchase rights.  Your employer may withhold income tax and other statutory deductions from other amounts payable to you. Different deductions will apply if options are settled in cash.

In addition, the amount of your taxable income will be reported to the Canada Revenue Agency on the exercise date of the purchase right.  These amounts will also be reflected on the T4 slip that will be filed with the Canada Revenue Agency, with a copy given to you, before the last day of February following the year in which the taxable event takes place.

Subsequent Sale of Common Stock

If you later sell shares acquired under the Non-423 Plan, you will realize a capital gain (or loss) on the difference between the proceeds you receive from the sale of shares acquired in connection with the Plan and your adjusted cost basis in the shares (generally the fair market value of the shares on the acquisition date, plus any brokerage fees, converted into Canadian dollars at a rate acceptable to the Canada Revenue Agency). You will be subject to income tax at your marginal income tax rate on one-half of any capital gains realized. One-half of any loss arising on the sale of the shares (including any brokerage fees) may be deducted from any taxable capital gain for the year, the previous three taxation years or any subsequent year.

It your responsibility to report and pay any taxes resulting from the sale of shares.

Our Deduction

Your employer will generally be not entitled to a tax deduction for stock-settled awards, subject to prescribed legal requirements for deduction.

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Company Reporting Obligations

We are obligated to report all income and taxable benefits you receive during a calendar year and are committed to meeting our reporting and withholding obligations under the Income Tax Act (Canada). We will notify and file a T4 slip with the Canada Revenue Agency before the last day of February following the year in which you exercise the Purchase Right.

Denmark

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price paid for the shares.  Such acquisition of shares of Common Stock will trigger wage tax and social security contributions (to the extent you have not already exceeded the applicable contribution ceiling).

Tax Payment and Filing Obligations

You are required to report any taxable events you have under the Plan.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, be subject to a separate tax.

Our Deduction

A corporation tax deduction will only be available for the local subsidiary if the costs of the arrangement, i.e., the discount, are recharged to the local subsidiary and documented.

Company Reporting Obligations

We have an annual reporting requirement for awards granted under the Plan.

France

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price paid for the shares and be subject to income tax at progressive

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rates up to 45% plus additional social security contributions.  This amount is also subject to withholding by your employer.

Tax Payment and Filing Obligations

You are required to report on your annual income tax return (1) any gain you receive on the sale of shares acquired under the Plan and (2) any dividends you receive while holding the shares.

Subsequent Sale of Shares of Common Stock

Upon the subsequent sale of the shares of Common Stock, you will recognize capital gain subject to income tax at progressive rates up to 45% plus additional social taxes and, if applicable, to the exceptional income tax for high earners at a rate of 3% or 4%. The taxable gain is reduced by a progressive allowance depending on the holding period 50% after two years, 65% after eight years).

Our Deduction

A corporation tax deduction will be available for the local subsidiary if the costs of the arrangement, i.e., the discount, are recharged to the local subsidiary.

Company Reporting Obligations

To the extent you recognize income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, including for each employee the calculation of taxable basis.

Germany

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price paid for the shares.  Such acquisition of shares of Common Stock will trigger wage tax and social security contributions (to the extent you have not already exceeded the applicable contribution ceiling). This also applies even where you are subject to disposal restrictions for a certain holding period.

Income tax rates vary from 14% to 45%.  A 5.5% solidarity surcharge applies on any income tax due by taxpayers.  An 8% to 9% charge will also apply on any income tax due by taxpayers who are members of a church eligible to collect church tax. All such taxes and charges will, in principle, be withheld by the employer (local German company) from the gross salary for the month in which the shares have been transferred into the deposit of the employee and become due by the tenth day of the following month.

Tax Payment and Filing Obligations

You are required to report on your annual income tax return (1) any gain you receive on the sale of shares acquired under the Plan and (2) any dividends you receive while holding the shares.

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Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, be subject to a separate tax rate of 25% (so-called flat tax, Abgeltungsteuer), plus 5.5% solidarity surcharge thereon and, if applicable, church tax.

The flat tax regime should, however, not apply if any point in time during the five years preceding the sale you have held a stake representing 1% or more directly or indirectly of the share capital of the Company. In this case, the so-called part-income system applies, according to which 40% of the capital gains are tax exempt and the remaining 60% of the capital gains are subject to tax at the employee’s personal income tax rate.

Our Deduction

A corporation tax deduction will only be available for the German subsidiary if the costs of the arrangement, i.e., the discount, are recharged to the German subsidiary and documented.

Hong Kong

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period). Income tax is charged on the amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price paid for the shares at a sliding rate of tax.

Tax Payment and Filing Obligations

You are required to report the benefit received by you as income on the exercise of options in your tax return for the year of assessment of its receipt.

Payment of tax arising on your income is your responsibility.

Subsequent Sale of Common Stock

There is no tax imposed upon any subsequent capital gain arising from a subsequent sale of your shares of Common Stock.

Our Deduction

Your employer will generally be entitled to a tax deduction for certain recharged costs, subject to prescribed requirements for deduction.

Company Reporting Obligations

Annual reporting of the purchase rights awarded to you under the Plan is required to be included in the salaries tax return filed by your employer with the Inland Revenue Department.

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Annual reporting of the benefits received by you as income on the exercise of purchase rights in your tax return for the year of assessment of its receipt under the Plan is required to be included in the salaries tax return filed by the employer with the Inland Revenue Department.

Israel

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option and Subsequent Sale of Common Stock

Your purchase of shares under the Plan will be considered as purchased under Section 102 of the Israeli Income Tax Ordinance, 5721-1961, without a trustee. This means that your taxable event will occur at the time you sell shares obtained upon exercise of your rights under the Plan, and not upon the grant or exercise of such rights. The income will be considered employment income and will be taxed at marginal employment income rates based on your sale proceeds (minus the purchase price you paid). National insurance and health tax applicable to employment-related income will also apply, including an employer contribution.

It may be possible to apply for a tax ruling providing for the taxable event to be at the time of purchase rather than the sale of shares. In this case, marginal rates would apply to the difference between the purchase price you paid for the shares and the fair market value of shares on the exercise date, while a capital gains tax rate would apply to any increase in value of shares between the purchase and sale.

Our Deduction

No expense is deductible by your employer in connection with your participation in the Plan or subsequent sale of shares.

Company Reporting Obligations

Your employer will be subject to reporting and withholding requirements at the time of your taxable event. You are required to provide the Company with a security to ensure payment of applicable taxes.

Kuwait

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You most likely will not recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) as, generally, income tax does not apply to the purchase right. At the time of exercise of the purchase rights, it is unclear (although unlikely) whether you will be subject to social insurance contributions as your equity award is not part of your salary on the difference (or spread) between the fair market value of the shares on the date of exercise and the purchase price.

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Tax Payment and Filing Obligations

Assuming income tax does not apply to your purchase of the shares, you are not required to report anything on your tax returns.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, not be subject to any additional tax.

Our Deduction

In most cases, no income tax applies to the purchase rights, so the Company and your local subsidiary are not entitled to any deductions.

Company Reporting Obligations

To the extent you recognize taxable income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, however, it is unlikely income tax will be recognized by you, so withholding and reporting by the Company is unlikely to be required.

Mexico

Grant of Option

You will not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

The tax treatment upon exercise of your purchase right is subject to varying interpretations.  We recommend that you consult your personal tax advisor to determine which interpretation is best suited to your particular situation.

Interpretation A:

You will recognize taxable income on the date you exercise the purchase right under the Plan (i.e., the last trading day of each offering period). The amount of the taxable income you will recognize, on a per share basis, will be the difference between (1) the purchase price that you pay for the shares and (2) the fair market value of the shares at the time of purchase.

The income you recognize on the last trading day of each offering period will be subject to social security contributions and personal income tax.

Interpretation B:

You will not recognize taxable income on the date you exercise the purchase right under the Plan (i.e., the last trading day of each offering period).  The taxation is deferred until such time as you dispose of your shares (see “Subsequent Sale of Common Stock”).

Tax Payment and Filing Obligations

You are required to file an annual income tax return if (1) you have income other than the salary you receive, (2) you choose to file, (3) you quit your job or (4) you have income from foreign sources.

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Subsequent Sale of Common Stock

You will recognize capital gain on the sale of shares of Common Stock acquired under the Plan.

If you recognized income consistent with “Exercise of Option – Interpretation A,” then the capital gain will be the amount of the sale price of the shares sold by you less the sum of (1) the discount you received when you purchased shares and (2) the purchase price that you paid for the shares.

If you recognized income consistent with “Exercise of Option – Interpretation B,” then the capital gain will be the amount of the sale price of the shares sold by you less the purchase price that you paid for the shares.

The capital gains you realize will be subject to income tax at your marginal income tax rate.

Our Deduction

We (or any subsidiary of ours that employs you) may be entitled to a tax deduction to the extent you recognize ordinary income for the discount you receive when you purchase shares of Common Stock.  In addition, we (or any subsidiary of ours that employs you) may be entitled to a tax deduction for any social security contributions that we pay as a result of the income you recognize in connection with the discount you receive when you purchase shares of Common Stock.

Company Reporting Obligations

We must notify the tax authorities when purchase rights under the Plan are exercised or released to the extent you recognize ordinary income for the discount you receive when you purchase shares of Common Stock.

OmaN

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You most likely will not recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) as, generally, income tax does not apply to the purchase right. At the time of exercise of the purchase rights, it is unclear (although unlikely) whether you will be subject to social insurance contributions as your equity award is not part of your salary on the difference (or spread) between the fair market value of the shares on the date of exercise and the purchase price.

Tax Payment and Filing Obligations

Assuming income tax does not apply to your purchase of the shares, you are not required to report anything on your tax returns.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, not be subject to any additional tax.

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Our Deduction

In most cases, no income tax applies to the purchase rights, so the Company and your local subsidiary are not entitled to any deductions.

Company Reporting Obligations

To the extent you recognize taxable income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, however, it is unlikely income tax will be recognized by you, so withholding and reporting by the Company is unlikely to be required.

Qatar

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You most likely will not recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) as, generally, income tax does not apply to the purchase right. At the time of exercise of the purchase rights, it is unclear (although unlikely) whether you will be subject to social insurance contributions as your equity award is not part of your salary on the difference (or spread) between the fair market value of the shares on the date of exercise and the purchase price.

Tax Payment and Filing Obligations

Assuming income tax does not apply to your purchase of the shares, you are not required to report anything on your tax returns.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, not be subject to any additional tax.

Our Deduction

In most cases, no income tax applies to the purchase rights, so the Company and your local subsidiary are not entitled to any deductions.

Company Reporting Obligations

To the extent you recognize taxable income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, however, it is unlikely income tax will be recognized by you, so withholding and reporting by the Company is unlikely to be required.

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Singapore

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) in an amount equal to the excess of the open market value of the Common Stock on the date of exercise over the purchase price paid for the shares. The Inland Revenue Authority of Singapore may use the net asset value of the Common Stock, less any amount paid for the shares, as the basis for determining the gains or profits if it is not possible to determine the gains or profits based on the price of the Common Stock in the open market.

Subsequent Sale of Common Stock

There is no capital gains tax in Singapore. Any subsequent sale of the Common Stock will only be taxable if the gains or profits are of income or revenue in nature. The question of whether the gains or profits are revenue or capital in nature depends on your individual circumstances, in particular, whether you are in the business of trading in shares. In determining trading intention, the Inland Revenue Authority of Singapore will take into account the circumstances leading to the sale of the Common Stock and any history of trading in shares.

Our Deduction

Your employer may be entitled to a tax deduction if certain prescribed requirements for deduction are met.

Company Reporting Obligations

When preparing the annual salary form to be issued to you (Form IR8A) for the year of assessment in respect of the year in which the gains or profits from the exercise of an option is taxable, we will need to provide details of your gains or profits from the exercise of the Purchase Right under the Plan (Appendix 8B to Form IR8A). The deadline for preparing Form IR8A is by the 1st of March each year of assessment.

United Arab Emirates

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

You most likely will not recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) as, generally, income tax does not apply to the purchase right. At the time of exercise of the purchase rights, it is unclear (although unlikely) whether you will be subject to social insurance contributions as your equity award is not part of your salary on the difference (or spread) between the fair market value of the shares on the date of exercise and the purchase price.

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Tax Payment and Filing Obligations

Assuming income tax does not apply to your purchase of the shares, you are not required to report anything on your tax returns.

Subsequent Sale of Common Stock

Any subsequent sale of the shares of Common Stock will, in general, not be subject to any additional tax.

Our Deduction

In most cases, no income tax applies to the purchase rights, so the Company and your local subsidiary are not entitled to any deductions.

Company Reporting Obligations

To the extent you recognize taxable income for the discount you receive when you purchase shares, we are required to report each time purchase rights are exercised, however, it is unlikely income tax will be recognized by you, so withholding and reporting by the Company is unlikely to be required.

United Kingdom

Grant of Option

You will generally not recognize taxable income on the date we grant a purchase right to you under the Plan (i.e., the first trading day of the offering period), nor will we be entitled to a deduction at that time.

Exercise of Option

On the understanding that, no later than 14 days from the date on which you acquire shares of Common Stock under the Plan, you enter into an election to disapply the effect of all restrictions attaching to those shares (pursuant to s431 of the Income Tax (Earnings and Pensions) Act 2003), you will recognize taxable income on the date you exercise a purchase right (i.e., the last trading day of each offering period) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the purchase price paid for the shares.  Your basis in the shares of Common Stock received upon exercise, for purposes of determining your gain or loss on subsequent dispositions of the shares, generally will be the fair market value of the shares of Common Stock on the date of exercise.

The income tax due will be levied at your marginal rate of income tax (being 20%, 40% or 45%).

The income tax due on acquisition will be met through the Pay As You Earn (PAYE) system, and there will be commensurate liabilities to pay employee’s Class 1 National Insurance.

Subsequent Sale of Common Stock

Upon your subsequent sale of the shares of Common Stock acquired under the, you will recognize a capital gain or loss.  Capital gains tax may arise when you sell your shares of Common Stock if they have increased in value since the time the purchase rights were exercised.

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Our Deduction

If the local UK employer reimburses the Company for costs in relation to the Plan and documents the reimbursement, it generally may take a tax deduction for the costs of the Plan as a salary expense. Alternatively, provided certain conditions are met, the employer may be entitled to statutory corporation tax relief for any difference between the market value of the shares of Common Stock at the time of acquisition and the amount paid for the shares.

Company Reporting Obligations

We must notify HMRC when purchase rights under the Plan are granted, exercised or released.  This notification is made by us through our online PAYE reporting platform by 6 July following the end of the tax year in which the purchase rights are granted, exercised or released.

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